Putnam
Municipal
Income Fund

ANNUAL REPORT

March 31, 1998

[LOGO: BOSTON * LONDON * TOKYO]

Fund highlights

* "Careful security selection and in-depth credit analysis are fundamental to the fund's investment strategy, particularly as we attempt to uncover better value in bonds that carry ratings below investment grade."

                            -- Blake E. Anderson, fund manager
                               Putnam Municipal Income Fund

* "Municipal bond credit quality is the strongest in more than a decade, according to Moody's Investors Service Inc. Credit-rating upgrades totaled 2,718 in 1997, compared with 161 downgrades. Moody's attributes the ratings to the healthy economy and greater fiscal discipline."

                            -- The Wall Street Journal, February 5, 1998

   CONTENTS

 4 Report from Putnam Management

 8 Fund performance summary

12 Portfolio holdings

24 Financial statements




From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[copyright] Karsh, Ottawa

Dear Shareholder:

The financial troubles in Asia continued to dominate the capital markets during Putnam Municipal Income Fund's fiscal year, pushing aside worries that the continued strength in the U.S. economy would have inflationary implications. The rush of funds to the safety of the U.S. bond market did drive yields on most bonds, including municipals, lower -- and their prices higher.

The Federal Reserve Board kept close watch on these events as you might expect. But in the end, the Fed remained on the sidelines, apparently content that the economic engine was still sufficiently under control.

In this environment, Fund Manager Blake Anderson continued to focus on the fund's objective: maintaining a high level of current tax-free income, consistent with preservation of capital. In the following report, Blake discusses his strategy during the 12 months ended March 31, 1998, and looks at prospects for the new fiscal year.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
May 20, 1998




Report from the Fund Manager
Blake E. Anderson

With inflation practically nonexistent over the past year, the Federal Reserve Board sat on the sidelines and took no action on interest rates -- much to the joy of fixed-income investors. Although the market experienced a brief setback in October, when the reality of Asia's turmoil washed ashore, municipal bonds generally basked in the glow of a strong economy and a vigilant but relatively sanguine monetary policy.

Putnam Municipal Income Fund participated to a significant degree in this rally, providing a total return of 10.54% for class A shares during the 12 months ended March 31, 1998, approximately in line with the 10.72% posted by the Lehman Brothers Municipal Bond Index. Class A share's total return at public offering price was 5.32%. Complete performance details, including results for other share classes, are shown starting on page 8.

* MUNICIPAL MARKET OVERVIEW

Interest rates trended down during the year with the bellwether 30-year Treasury bond falling more than a full percentage point to below 6%. While this event was largely the result of rising municipal bond prices, it did encourage a number of budget-minded issuers to call in their higher-yielding bonds -- many of which were issued during the late 1980s and early 1990s -- and they reissued new bonds at the lower rates. Consequently, limiting the fund's call risk was a top priority. Investing in noncallable bonds or bonds with distant call dates tends to improve the fund's prospects of maintaining a reliable level of income.

The municipal bond market has become attractively priced relative to the Treasury market -- a state of affairs that hasn't occurred since the flat-tax worry of 1996. Municipal bonds (as represented by 30-year insured municipals) are now offering almost 90% of the yield of long-term Treasury bonds.

The first quarter of calendar 1998 was most notable for its huge incremental supply -- an increase of approximately 70% over year-earlier levels. Demand for municipal bonds also rose, fueled primarily by the bargain prices, which explained the relative balance in this market. Also noteworthy was the unusually flat tax-exempt yield curve. With the 30-year bond paying only a modest 30 to 40 basis points over a 10-year bond, investors did not believe they were being compensated for taking on higher risk. For this reason, we found the best combination of yield and relative stability in bonds from the intermediate range of the yield curve -- those with maturities ranging from 8 to 15 years.

* AIRLINE AND GENERAL OBLIGATION BONDS FLOURISH IN STRONG ECONOMY

At the end of the fiscal year, your portfolio was diversified among 239 issues from 40 states and had an average quality rating of A. The fund maintained its barbell structure with regard to credit quality with 35.2% of its assets invested in the highest-rated Aaa issues and 48.6% invested in issues rated Baa or below. We have reduced our holdings of issues rated Aa and A, since we believe the Aaa-rated bonds are more fairly priced.

With the economic fundamentals so favorable, fund management shifted a portion of the fund's assets into sectors that we considered likely to benefit most from a stronger economy. One example is state general obligation (GO) bonds, which have the ability to appreciate dramatically if the state's credit quality improves. These bonds experienced steady price increases throughout the period, as rising tax receipts, surplus state budgets, and favorable credit fundamentals made them more attractive than they had been in years. California and Massachusetts bonds, in particular, were heavily favored. However, the most interesting of these regional strategies -- and among the best-performing bonds for the year -- was the GOs from Washington, DC, which represented the fund's largest position at fiscal year's end. These bonds appreciated dramatically in anticipation of refunding -- an event that took place just after the close of the fiscal year.

[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Utilities                         14.4%

Transportation                    13.4%

Hospital/health care              13.1%

Water and sewer                    4.2%

Housing                            3.5%

Footnote reads:
*Based on net assets as of 3/31/98. Holdings will vary over time.

Eager to refinance their high-coupon debt at lower rates of interest, municipalities will issue refunding bonds to pay off the original issue at the first call date or maturity. The proceeds of the new issue are invested in an escrow fund made up of U.S. government obligations. Because of the relative safety of principal represented by the government securities, the older bonds generally are considered to have a credit rating of Aaa. Upgrades by the rating services will typically follow.

The ongoing strength of the economy coupled with weak petroleum prices has been a boon to the airline and transportation sector. Having survived deregulation and effectively priced themselves in their respective hub markets, airlines represent some of the best opportunities in the lower-rated end of the municipal bond market. During the year, we added a significant position in Northwest Arkansas Airport bonds, which are currently nonrated, but American Airlines recently signed on to provide jet service into this airport -- providing a valuable vote of confidence in the future of this enterprise.

Health-care issues, at nearly 13% of total assets, also performed well during the period. Going forward, however, we expect to be adding selectively to the fund's position as spreads tighten. In anticipation of a supply bubble in New York, we reduced holdings in the state's utility sector and shifted assets into Massachusetts GOs, believing that those bonds were more fairly priced. If the New York municipal market stabilizes and prices become more reasonable, as we expect, we will likely resume buying.

[GRAPHIC OMITTED: worm chart BOND RETURNS: MUNICIPALS VERSUS TREASURIES]

BOND RETURNS: MUNICIPALS VERSUS TREASURIES

                 Lehman Bros.       Lehman Bros.       Lehman Bros.
               Municipal Bond      Treasury Bond      Treasury Bond
                    Index          Index (pretax)    Index (after tax)

3/31/93             10000              10000              10000
9/30/93             10676              10624              10487
3/31/94             10232              10267              10007
9/30/94             10418              10195               9804
3/31/95             10994              10709              10156
9/30/95             11584              11576              10833
3/31/96             11916              11832              10931
9/30/96             12284              12085              11019
3/31/97             12568              12328              11096
9/30/97             13394              13185              11714
3/31/98             13915              13830              12134

Footnote reads:
Sources: Lehman Brothers Municipal Bond Index; Lehman Brothers Treasury Bond Index. This graph compares the growth of a hypothetical $10,000 investment in tax-free municipal bonds with a similar investment in U.S. Treasury bonds and shows the effective after-tax returns of the fully taxable Treasury securities for an individual paying the maximum 39.6% federal income tax rate. The performance is not indicative of any Putnam fund and past performance is not indicative of future results.

* APPROACHING NEW FISCAL YEAR WITH PRUDENCE

Careful security selection and in-depth credit analysis are fundamental to the fund's investment strategy, particularly as we attempt to uncover better value in bonds that carry ratings below investment grade. These typically are bonds that can add tremendously to the fund's income level, but they also represent greater credit risk and therefore require the most meticulous research efforts.

The Asian crisis has had a dramatic impact on interest rates everywhere in the world, except the United States. We have been predicting that interest rates will rise slightly, but as of this writing, such has not been the case. Nevertheless, we consider a rate increase more likely than a decline because of the delayed, yet inevitable consequences of the troubles in Asia. In our opinion, this is not a good time to expose the portfolio to bonds with longer maturities and higher interest-rate risk. We believe our cautious strategy will serve your fund better in the months ahead.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 3/31/98, there is no guarantee the fund will continue to hold these securities in the future.




Performance summary

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Municipal Income Fund is designed for investors seeking as high a level of current income exempt from federal income tax as is consistent with preservation of capital.

TOTAL RETURN FOR PERIODS ENDED 3/31/98

                                Class A        Class B          Class M
(inception date)               (5/22/89)       (1/4/93)        (12/1/94)
                              NAV     POP     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
1 year                      10.54%   5.32%  10.00%   5.00%  10.39%   6.77%
------------------------------------------------------------------------------
5 years                     37.07   30.63   33.05   31.05   35.11   30.68
Annual average               6.51    5.49    5.88    5.56    6.20    5.50
------------------------------------------------------------------------------
Life of fund                99.23   89.83   86.79   86.79   92.97   86.74
Annual average               8.09    7.50    7.31    7.31    7.70    7.30
------------------------------------------------------------------------------

COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 3/31/98

                                    Lehman Bros. Municipal      Consumer
                                          Bond Index          Price Index
------------------------------------------------------------------------------
1 year                                      10.72%                 1.38%
------------------------------------------------------------------------------
5 years                                     39.15                 12.95
Annual average                               6.83                  2.47
------------------------------------------------------------------------------
Life of fund                                98.99                 31.02
Annual average                               8.10                  3.11
------------------------------------------------------------------------------

Returns for class A and class M shares reflect the current maximum initial sales charges of 4.75% and 3.25%, respectively. Class B share returns for the 1-, 5-, and 10-year (where available) and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and, in the case of class B and class M shares, the higher operating expenses applicable to such shares. All returns assume reinvestment of distributions at NAV and represent past performance; they do not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

Cumulative total return of a $10,000 investment since 5/22/89

GROWTH OF A $10,000 INVESTMENT

                  Fund's          Lehman Bros.      Consumer
              class A shares     Municipal Bond       Price
                  at POP             Index            Index

5/22/89            9525              10532            10186
12/31/90          10685              11300            10808
12/31/91          12004              12673            11140
12/31/92          13359              13788            11462
12/31/93          14962              15482            11777
12/31/94          14007              14685            12093
12/31/95          16628              17252            12400
12/31/96          17162              18016            12812
12/31/97          18795              19676            13032
3/31/98           18983              19899            13102

Past performance is no assurance of future results. At the end of the same time period, a $10,000 investment in the fund's class B shares would have been valued at $18,679 and no contingent deferred sales charges would apply; a $10,000 investment in the fund's class M shares would have been valued at $19,297 ($18,674 at public offering price). See first page of performance section for performance calculation method.

PRICE AND DISTRIBUTION INFORMATION
12 months ended 3/31/98

                                  Class A         Class B       Class M
------------------------------------------------------------------------------
Distributions (number)              12              12            12
------------------------------------------------------------------------------
Income                            $0.51           $0.45         $0.48
------------------------------------------------------------------------------
Capital gains1
------------------------------------------------------------------------------
Long-term                            --              --            --
------------------------------------------------------------------------------
Short-term                           --              --            --
------------------------------------------------------------------------------
  Total                           $0.51           $0.45         $0.48
------------------------------------------------------------------------------
Share value:                   NAV     POP          NAV      NAV     POP
------------------------------------------------------------------------------
3/31/97                      $8.87   $9.31        $8.86    $8.86   $9.16
------------------------------------------------------------------------------
3/31/98                       9.28    9.74         9.28     9.28    9.59
------------------------------------------------------------------------------
Current return (end of period)
------------------------------------------------------------------------------
Current dividend rate2        5.24%   4.99%        4.64%    4.99%   4.83%
------------------------------------------------------------------------------
Taxable equivalent3           8.68    8.26         7.68     8.26    8.00
------------------------------------------------------------------------------
Current 30-day SEC yield4     4.85    4.61         4.24     4.57    4.42
------------------------------------------------------------------------------
Taxable equivalent3           8.03    7.63         7.02     7.57    7.32
------------------------------------------------------------------------------

1Capital gains, if any, are taxable for federal and, in most cases, state tax purposes. For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes.

2Income portion of most recent distribution, annualized and divided by NAV or POP at end of period.

3Assumes maximum 39.6% combined federal and state tax rate. Results for investors subject to lower tax rates would not be as advantageous.

4Based only on investment income, calculated using SEC guidelines.

TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the maximum 4.75% sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.

COMPARATIVE BENCHMARKS

Lehman Brothers Municipal Bond Index is an unmanaged list of long-term fixed-rate investment-grade tax-exempt bonds representative of the municipal bond market. The index does not take into account brokerage commissions or other costs, may include bonds different from those in the fund, and may pose different risks than the fund. It is not possible to invest directly in an index.

Consumer Price Index (CPI) is a commonly used measure of inflation; it does not represent an investment return.




Report of independent accountants
For the fiscal year ended March 31, 1998

To the Trustees and Shareholders of
Putnam Municipal Income Fund

We have audited the accompanying statement of assets and liabilities of Putnam Municipal Income Fund, including the portfolio of investments owned, as of March 31, 1998, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Municipal Income Fund as of March 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

                                               Coopers & Lybrand L.L.P.
Boston, Massachusetts
May 14, 1998




Portfolio of investments owned
March 31, 1998

Key to Abbreviations
AMBAC      -- AMBAC Indemnity Corporation
COP        -- Certificate of Participation
FGIC       -- Financial Guaranty Insurance Company
FHA Insd.  -- Federal Housing Administration Insured
FNMA Coll. -- Federal National Mortgage Association Collateralized
FSA        -- Financial Security Assurance
GNMA Coll. -- Government National Mortgage Association Collateralized G.O. Bonds -- General Obligation Bonds
IFB        -- Inverse Floating Rate Bonds
MBIA       -- Municipal Bond Investors Assurance Corporation
VRDN       -- Variable Rate Demand Notes



MUNICIPAL BONDS AND NOTES (99.1%) *
PRINCIPAL AMOUNT                                                              RATINGS**                VALUE

Alaska (0.9%)
------------------------------------------------------------------------------------------------------------
                 AK State Hsg. Fin. Corp. Rev. Bonds
   $  3,730,000    7.7s, 12/1/35 (acquired 10/22/97,
                   cost $3,968,720) [DBL. DAGGER]                              Aaa            $    4,009,750
      7,500,000  Ser. A, 5.55s, 6/1/34                                         Aaa                 7,640,625
                                                                                              --------------
                                                                                                  11,650,375

Arizona (3.7%)
------------------------------------------------------------------------------------------------------------
     11,000,000  Apache Cnty., Indl. Dev. Auth. Poll. Control
                   Rev. Bonds (Tucson Elec. Pwr. Co.), Ser. B,
                   5 7/8s, 3/1/33                                              B2                 11,055,000
        910,000  AZ Hlth. Fac. Auth. Hosp. Syst. Rev. Bonds
                   (St. Luke's Hlth. Syst.), 7 1/4s, 11/1/14                   Aaa                 1,038,538
                 Cochise Cnty., Indl. Dev. Auth. Rev. Bonds
                   (Sierra Vista Cmnty. Hosp.)
      4,505,000    Ser. A, 6 3/4s, 12/1/26                                     BBB-/P              4,859,769
      6,500,000    6.2s, 12/1/17                                               BB+/P               6,857,500
      7,000,000  Mesa, Util. Syst. Rev. Bonds, FGIC, 7 1/8s, 7/1/11            Aaa                 8,627,500
      2,000,000  Mohave Cnty., Indl. Dev. Auth. Hosp. Syst.
                   Rev. Bonds (Env. Inc. & Phoenix
                   Hosp. & Med. Ctr.), 7s, 7/1/16                              Aaa                 2,292,500
                 Navajo Cnty., Indl. Dev. Rev. Bonds
                   (Stone Container Corp.)
      6,800,000    7.4s, 4/1/26                                                B+/P                7,633,000
      2,500,000    7.2s, 6/1/27                                                B+/P                2,800,000
      4,000,000  Pinal Cnty., Indl. Dev. Auth. Rev. Bonds
                   (Casa Grande Regl. Med. Ctr.), Ser. A,
                   8 1/8s, 12/1/22                                             B+/P                4,290,000
                                                                                              --------------
                                                                                                  49,453,807

Arkansas (0.9%)
------------------------------------------------------------------------------------------------------------
      9,350,000  AR Hsg. Dev. Agcy. Res. Single Fam. Mtge.
                   Rev. Bonds, Ser. 84A, zero %, 7/1/15                        Aa                  1,507,688
      9,500,000  Northwest Regl. Apt. Auth. Rev. Bonds,
                   7 5/8s, 2/1/27                                              B/P                10,889,375
                                                                                              --------------
                                                                                                  12,397,063

California (11.3%)
------------------------------------------------------------------------------------------------------------
      5,000,000  Anaheim, Pub. Fin. Auth. Lease Rev. Bonds
                   (Public Improvements), Ser. A, FSA, 6s, 9/1/24              Aaa                 5,650,000
                 CA State G.O. Bonds
     18,465,000    6.6s, 2/1/09                                                A1                 21,650,213
     11,300,000    6 1/2s, 2/1/07                                              A1                 13,051,500
      5,500,000    AMBAC, 6 1/2s, 9/1/06                                       Aaa                 6,359,375
                 Corona, COP
      4,500,000    (Vista Hosp. Syst.), Ser. B, 9 1/2s, 7/1/20                 B/P                 5,388,750
      5,800,000    (Hosp. Syst. Inc.), Ser. C, 8 3/8s, 7/1/11                  B/P                 6,575,750
      2,400,000  Los Angeles, Regl. Arpt. Impt. Corp. Lease Rev.
                   Bonds (United Airlines, Inc.), 6 7/8s, 11/15/12             Baa3                2,646,000
      5,000,000  Metropolitan Wtr. Dist. Rev. Bonds
                   (Southern CA Waterwks.), Ser. C, 5s, 7/1/27                 Aa2                 4,843,750
      3,615,000  Monrovia, Redev. Agcy. Tax Alloc. Rev. Bonds
                   (Central Redevelopment Area-1), Ser. B,
                   AMBAC, 6.7s, 5/1/21                                         Aaa                 3,953,906
      6,150,000  Northern CA Pwr. Agcy. Multi. Cap. Fac. IFB, MBIA,
                   9.116s, 8/15/17                                             Aaa                 7,380,000
      5,600,000  Orange Cnty., Local Trans. Auth. Sales Tax IFB,
                   8.161s, 2/14/11                                             Aa3                 7,105,000
      4,000,000  Orange Cnty., Local Trans. Auth. Sales Tax
                   Rev. Bonds, AMBAC, 6.2s, 2/14/11                            Aaa                 4,545,000
      6,500,000  Orange Cnty., Rev. Bonds, Ser. A, MBIA, 6s, 6/1/10            Aaa                 7,296,250
     10,000,000  San Joaquin Hills, Trans. Corridor Agcy.
                   Rev. Bonds (Toll Rd.), stepped-coupon
                   zero %, (7.55s, 1/1/02), 1/1/10                             Aaa                 9,862,500
      3,600,000  San Luis Obispo, COP (Vista Hosp. Syst., Inc.),
                   8 3/8s, 7/1/29                                              B/P                 3,879,000
      3,000,000  Santa Clara Cnty., Hsg. Auth. Rev. Bonds
                   (Blossom River Apts), Ser. A, 6 1/2s, 9/1/39                B+/P                3,003,750
                 Southern CA Pub. Pwr. Auth. Rev. Bonds, Ser. A
      8,000,000    (Palo Verde), AMBAC, 6s, 7/1/07                             Aaa                 9,000,000
      7,250,000    (San Juan Unit 3), MBIA, 5s, 1/1/20                         Aaa                 7,059,688
     11,840,000  Vallejo, COP (Marine World Foundation), 7s, 2/1/17            BB+/P              12,831,600
                 Valley Hlth Syst. Hosp. Rev. Bonds
                   (Refunding & Impt.), Ser. A
      6,000,000    6 1/2s, 5/15/25                                             BBB-                6,487,500
      1,000,000    6 1/8s, 5/15/05                                             BBB-                1,056,250
                                                                                              --------------
                                                                                                 149,625,782

Colorado (4.4%)
------------------------------------------------------------------------------------------------------------
      6,000,000  Arapahoe Cnty., Cap. Impt. Trust Fund Hwy.
                   Rev. Bonds, Ser. E-470, 7s, 8/31/26                         Aaa                 7,147,500
     10,000,000  CO Edl. Fac. Auth. Rev. Bonds
                  (Ocean Journey, Inc.), 8 3/8s, 12/1/26                       B+/P               11,700,000
                 Denver, City & Cnty. Arpt. Rev. Bonds
      4,410,000    Ser. A, 8 3/4s, 11/15/23                                    Baa1                5,143,163
      1,590,000    Prerefunded, Ser. A, 8 3/4s, 11/15/23                       Aaa                 1,854,338
      1,470,000    Ser. A, 8s, 11/15/25                                        Baa1                1,633,538
        530,000    Prerefunded, Ser. A, 8s, 11/15/25                           Aaa                   596,250
      5,000,000    Ser. D, 7 3/4s, 11/15/13                                    Baa1                6,306,250
      3,310,000    Ser. A, 7 1/2s, 11/15/23                                    Baa1                3,806,500
        690,000    Prerefunded, Ser. A, 7 1/2s, 11/15/23                       Aaa                   821,963
      1,075,000    Ser. A, 7 1/4s, 11/15/25                                    Baa1                1,230,875
        425,000    Prerefunded, Ser. A, 7 1/4s, 11/15/25                       Baa1                  486,625
      9,550,001    Ser. B, 7 1/4s, 11/15/23                                    Baa1               10,636,314
      2,450,000    Prerefunded, Ser. B, 7 1/4s, 11/15/23                       Aaa                 2,789,938
      3,000,000  Larimer Cnty., School Dist. No. 1 Rev. Bonds
                   (Poudre Impt.), 7s, 12/15/16                                A1                  3,738,750
                                                                                              --------------
                                                                                                  57,892,004

Connecticut (0.8%)
------------------------------------------------------------------------------------------------------------
      1,335,000  CT State Dev. Auth. 1st Mtge. Rev. Bonds
                  (Gladeview Hlth. Care), 9 3/4s, 12/15/16                     BB+/P               1,455,150
      2,475,000  CT State Dev. Auth. Hlth. Care Rev. Bonds
                  (Alzheimers Resource Ctr.), Ser. A, 10s, 8/15/21             AAA/P               2,985,469
                 CT State Dev. Auth. Rev. Bonds (East Hills Woods)
      1,624,000    Ser. A, 7 3/4s, 10/1/17 (In default) +                      D/P                 1,621,970
        147,495    Ser. B, zero %, 3/1/21 (In default) +                       D/P                    26,549
      4,000,000  CT. State Hlth. & Edl. Fac. Auth. Rev. Bonds
                   (Edgehill), Ser. A, 6 7/8s, 7/1/27                          BB-/P               4,250,000
                                                                                              --------------
                                                                                                  10,339,138

District of Columbia (3.5%)
------------------------------------------------------------------------------------------------------------
     31,750,000  DC G.O. Bonds, Ser. A, 6 3/8s, 6/1/26                         Ba1                34,369,375
                 DC Rev. Bonds (American Geophysical Union)
      4,200,000    5 7/8s, 9/1/23                                              BBB-                4,226,250
      3,350,000    5 3/4s, 9/1/13                                              BBB-                3,366,750
      4,730,000  DC Redev. Land Agcy. Rev. Bonds
                   (Wash. DC Sports Arena), 5 5/8s, 11/1/10                    Baa                 4,860,075
                                                                                              --------------
                                                                                                  46,822,450

Florida (5.4%)
------------------------------------------------------------------------------------------------------------
      9,225,000  Broward Cnty., Resource Recvy. Rev. Bonds
                   (SES Broward Cnty. LP South), 7.95s, 12/1/08                A                   9,986,063
      5,885,000  Dade Cnty., Rev. Bonds (School Dist.), MBIA,
                    6 1/2s, 2/15/05                                            Aaa                 6,650,050
     10,000,000  FL State Gen. Svcs. Rev. Bonds
                   (Env. Protection-Preservation), FSA,
                   Ser. A, 6s, 7/1/12                                          Aaa                11,262,500
     22,900,000  Hernando Cnty., Indl. Dev. Rev. Bonds
                   (FL Crushed Stone Co.), 8 1/2s, 12/1/14                     B+/P               26,764,375
      4,750,000  Orange Cnty., Hlth. Fac. Auth. IFB, 9.939s,
                   10/1/14 (acquired 4/19/95, cost $6,261,830) [DBL. DAGGER]   B-/P                7,077,500
                 Palm Beach Cnty., Student Hsg. Rev. Bonds
                   (Palm Beach Cmnty. College)
      5,123,000    Ser. A, 8s, 3/1/23                                          B-/P                5,110,193
        200,000    Ser. B, zero %, 3/1/23                                      B-/P                  183,250
        905,000  Palm Beach Cnty., Hlth. Fac. Auth. Rev. Bonds
                   (JFK Med. Ctr. Inc.), 8 7/8s, 12/1/18                       AAA/P                 953,200
                 Sanford, Arpt. Auth. Indl. Dev. Rev. Bonds
                   (FL Terminals, Inc.), Ser. A
      2,000,000    7 1/2s, 5/1/10                                              BB/P                2,195,000
      1,000,000    7.3s, 5/1/04                                                BB/P                1,073,750
                                                                                              --------------
                                                                                                  71,255,881

Georgia (1.7%)
------------------------------------------------------------------------------------------------------------
      5,000,000  Atlanta Metro. Rapid Tran. Auth. Sales Tax
                   Rev. Bonds, Ser. O, 6.55s, 7/1/20                           A1                  5,450,000
      4,200,000  Atlanta, Special Purpose Fac. Rev. Bonds
                   (Delta Air Lines, Inc.), Ser. B, 7.9s, 12/1/18              Ba2                 4,488,750
                 De Kalb Cnty., Hsg. Auth. Muni. Rev. Bonds
                   (Briarcliff Park Apts.)
      1,500,000    Ser. B, 10s, 4/1/17                                         B+/P                1,704,375
      3,700,000    Ser. A, 7 1/2s, 4/1/17                                      BBB+/P              4,033,000
      2,000,000  Gwinnett Cnty., Indl. Dev. Auth. Rev. Bonds
                   (Kawneer Co. Inc.), Ser. 84, 9 1/2s, 6/1/15                 A1                  2,170,000
      4,880,000  Rockdale Cnty., Dev. Auth. Solid Waste Disp.
                   Rev. Bonds (Visay Paper, Inc.), 7.4s, 1/1/16                BB/P                5,337,500
                                                                                              --------------
                                                                                                  23,183,625

Hawaii (0.4%)
------------------------------------------------------------------------------------------------------------
      4,355,000  HI State G.O. Bonds, Ser. CN, FGIC, 6 1/4s, 3/1/08            Aaa                 4,953,813

Illinois (5.1%)
------------------------------------------------------------------------------------------------------------
                 Chicago, O'Hare Intl. Arpt. Special Fac. Rev. Bonds
      3,629,000    (United Air Lines, Inc.), Ser. B, 8.95s, 5/1/18             Baa2                4,082,625
      1,755,000    (United Air Lines, Inc.), Ser. 84A, 8.85s, 5/1/18           Baa2                1,972,181
      6,955,000    (United Air Lines, Inc.), Ser. 84B, 8.85s, 5/1/18           Baa2                7,815,681
      5,300,000    (American Airlines Inc.), 8.2s, 12/1/24                     Baa2                6,386,500
     10,150,000  Cook Cnty., Cmnty. College Dist. No. 508
                   Rev. Bonds, Ser. C, MBIA, 7.7s, 12/1/07                     Aaa                12,598,688
                 IL Dev. Fin. Auth. Retirement Hsg. Rev. Bonds
      2,500,000    (Regency Park-Lincolnwood), Ser. A,
                   10 1/4s, 4/15/19 (In default) +                             D/P                 1,800,000
      1,905,000    (Mercy Hsg. Corp.), 7s, 8/1/24                              Baa1                2,109,788
                 IL Dev. Fin. Auth. Rev. Bonds (Cmnty. Rehab.
                   Providers Fac.)
      1,265,000    8 3/4s, 7/1/11                                              BB/P                1,404,150
        650,000    Prerefunded, 8 3/4s, 7/1/11                                 AAA/P                 745,063
      1,400,000    8 1/4s, 8/1/12                                              BB/P                1,373,750
      1,750,000    Ser. A, 7 7/8s, 7/1/20                                      BB/P                2,001,563
      2,900,000    Prerefunded, Ser. A, 7 7/8s, 7/1/20                         BB/P                3,559,750
      6,000,000  IL Edl. Fac. Auth. Rev. Bonds
                   (Northwestern U.), 5 1/2s, 12/1/13                          Aa1                 6,292,500
                 IL Hlth. Fac. Auth. Rev. Bonds
      7,540,000    (Glen Oaks Medical Ctr.), Ser. B, 6.95s, 11/15/13           Baa1                9,179,950
      5,000,000    (Hinsdale Hosp.), Ser. A, 6.95s, 11/15/13                   Baa1                6,087,500
                                                                                              --------------
                                                                                                  67,409,689

Indiana (3.0%)
------------------------------------------------------------------------------------------------------------
      1,845,324  Hammond, Indl. Port Auth. COP, 9.65s, 6/1/14                  BB+/P               2,006,790
                 Indianapolis Indl. Arpt. Auth. Special Fac. Rev. Bonds
     21,000,000    (Federal Express Corp.), 7.1s, 1/15/17                      Baa2               23,677,500
     13,510,000    (United Airlines, Inc.), Ser. A, 6 1/2s, 11/15/31           Baa2               14,658,350
                                                                                              --------------
                                                                                                  40,342,640

Iowa (0.7%)
------------------------------------------------------------------------------------------------------------
      6,500,000  IA Fin. Auth. Hlth. Care Fac. Rev. Bonds
                   (Care Initiatives), 9 1/4s, 7/1/25                          BB/P                8,742,500

Louisiana (3.9%)
------------------------------------------------------------------------------------------------------------
      4,000,000  Beauregard, Parish Rev. Bonds (Boise Cascade Corp.),
                   7 3/4s, 6/1/21                                              Baa3                4,435,000
      4,500,000  Hodge, Combined Util. Rev. Bonds
                   (Stone Container Corp.), 9s, 3/1/10                         B/P                 4,876,875
      5,000,000  Lake Charles, Harbor & Term. Dist. Port Fac.
                   Rev. Bonds (Trunkline LNG Co.), 7 3/4s, 8/15/22             A3                  5,762,500
      2,000,000  Port of New Orleans, Indl. Dev. Rev. Bonds
                   (Continental Grain Co.), 7 1/2s, 7/1/13                     BB                  2,217,500
                 St. Charles Parish, Poll. Control Rev. Bonds
      8,005,000    (LA Pwr. & Lt.), 8 1/4s, 6/1/14                             Baa3                8,545,338
      6,995,000    (Union Carbide), 7.35s, 11/1/22                             Baa2                7,755,706
                 W. Feliciana, Parish Poll. Control Rev. Bonds
                   (Gulf States Util. Co.)
      5,000,000    9s, 5/1/15                                                  BB+/P               5,562,500
      4,000,000    Ser. II, 7.7s, 12/1/14                                      Ba1                 4,505,000
      8,000,000    Ser. C, 7s, 11/1/15                                         Ba1                 8,870,000
                                                                                              --------------
                                                                                                  52,530,419

Maryland (0.1%)
------------------------------------------------------------------------------------------------------------
      1,650,000  Denton, 1st Mtge. Rev. Bonds
                   (Shore Nursing Rehab. Ctr.), 9s, 4/1/20                     B/P                 1,751,063

Massachusetts (10.7%)
------------------------------------------------------------------------------------------------------------
      2,390,000  Boston, Nursing Home Rev. Bonds
                   (St. Joseph Nursing Care Ctr. Inc.), 10s, 1/1/20            BB-/P               2,587,175
                 MA Bay Trans. Auth. Rev. Bonds (Gen. Trans. Syst.)
     11,940,000    Ser. B, 5.9s, 6/1/24                                        A1                 13,119,075
     10,605,000    Ser. C, 5s, 3/1/24                                          A1                 10,207,313
      5,000,000  MA Muni. Whsl. Elec. Co. Pwr. Supply Syst.
                   Rev. Bonds, AMBAC, 6.87s, 7/1/18                            Aaa                 5,106,250
                 MA State G.O. Bonds
     15,460,000    Ser.A, 6s, 11/1/11                                          A                  17,334,525
      7,850,000    Ser. A, AMBAC, 5 3/4s, 8/1/09                               Aaa                 8,654,625
      5,285,000    Ser. C, FGIC, 5 3/4s, 8/1/11                                Aaa                 5,780,469
      7,600,000  MA State Hlth. & Edl. Fac. Auth. G.O. Bonds,
                   Ser. C, FGIC, 6s, 8/1/09                                    Aaa                 8,540,500
                 MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
      2,970,000    (Norwood Hosp.), Ser. E, 8s, 7/1/05                         Ba2                 3,047,190
      2,860,000    (MA Eye & Ear Infirmary), Ser. A, 7.3s, 7/1/04              Ba1                 3,045,900
      3,775,000    (Cooley Dickinson Hosp.), Ser. A, 7 1/8s, 11/15/18          AAA/P               4,331,813
                 MA State Indl. Fin. Agcy. Res. Recvy. Rev. Bonds
                   (Southeastern MA)
      3,000,000    Ser. B, 9 1/4s, 7/1/15                                      BB-/P               3,412,500
     13,000,000    Ser. A, 9s, 7/1/15                                          BB-/P              14,738,750
                 MA State Indl. Fin. Agcy. Rev. Bonds
      3,900,000    (Atlanticare Med. Ctr.), Ser. A, 10 1/8s, 11/1/14           B/P                 4,290,000
      1,000,000    (Atlanticare Med. Ctr.), Ser. B, 10 1/8s, 11/1/14           B/P                 1,100,000
      1,540,000    (1st Mtge. Pioneer Valley Living Ctr.), 7s, 10/1/20         B/P                 1,545,421
      1,019,314    (1st Mtge. Pioneer Valley Living Ctr.), zero %, 10/1/20     B/P                     1,274
      2,325,000  MA State Indl. Fin. Agcy. Tunnel Rev. Bonds
                   (Mass Tpk.,), 9s, 10/1/20                                   AAA/P               2,630,156
      5,140,000  MA State Tpk. Auth. Rev. Bonds, Ser. A,
                   MBIA, 5s, 1/1/27                                            Aaa                 4,947,250
                 MA State Wtr. Resources Auth. Rev. Bonds
      3,000,000    Ser. A, 6 1/2s, 7/15/21                                     Aaa                 3,322,500
     25,000,000    Ser. D, MBIA, 5s, 8/1/24                                    Aaa                24,187,500
                                                                                              --------------
                                                                                                 141,930,186

Michigan (4.9%)
------------------------------------------------------------------------------------------------------------
        333,000  Ann Arbor, Econ. Dev. Corp. Ltd. Oblig. Rev. Bonds
                   (Glacier Hills Inc.), 8 3/8s, 1/15/19                       B+/P                  344,072
                 Detroit, G.O. Bonds
      2,500,000    Ser. A, 6.7s, 4/1/10                                        Aaa                 2,878,125
      3,000,000    Ser. B, AMBAC, 6 1/4s, 4/1/10                               AAA                 3,307,500
      4,000,000    Ser. B, AMBAC, 6 1/4s, 4/1/08                               AAA                 4,425,000
      5,640,000  Detroit, Loc. Dev. Fin. Auth. Tax Increment
                   Rev. Bonds, Ser. A, 9 1/2s, 5/1/21                          BBB+/P              7,050,000
     10,000,000  MI State Strategic Fund Solid Waste Disp.
                   Rev. Bonds (Genesee Pwr. Station), 7 1/2s, 1/1/21           BB/P               10,850,000
      7,795,000  MI State Hosp. Fin. Auth. Rev. Bonds
                   (Detroit-Macomb Hosp. Corp.), Ser. A, 7.4s, 6/1/13          BB+/P               7,841,302
                 MI State Hosp. Fin. Auth. Rev. Bonds
                   (Garden City Hosp.)
      1,330,000    8 1/2s, 9/1/17                                              Ba3                 1,534,488
        670,000    Prerefunded, 8 1/2s, 9/1/17                                 Ba3                   773,013
      4,500,000  MI State Hsg. Dev. Auth. Rental Rev. Bonds,
                   Ser. A, FSA, 7.55s, 4/1/23                                  Aaa                 4,927,500
      7,600,000  MI State Strategic Fund Ltd. Oblig. Rev. Bonds
                   (Mercy Svcs. for Aging), 9.4s, 5/15/20                      Aaa                 8,502,500
     11,000,000  Midland Cnty., Econ. Dev. Corp. Poll. Control
                   Rev. Bonds, Ser. B, 9 1/2s, 7/23/09                         B/P                12,155,000
                                                                                              --------------
                                                                                                  64,588,500

Minnesota (1.3%)
------------------------------------------------------------------------------------------------------------
      5,000,000  Intl. Falls, Env. Fac. Rev. Bonds (Boise Cascade Corp.),
                   7.2s, 10/1/24                                               Baa3                5,687,500
      5,000,000  St. Paul, Hsg. & Hosp. Redev. Auth. Hosp. Rev. Bonds
                   (Healtheast), Ser. A, 6 5/8s, 11/1/17                       Baa3                5,400,000
      5,000,000  Western MN Muni. Pwr. Agcy. Rev. Bonds, Ser. A,
                   AMBAC, 6 1/4s, 1/1/05                                       Aaa                 5,612,500
                                                                                              --------------
                                                                                                  16,700,000

Mississippi (1.3%)
------------------------------------------------------------------------------------------------------------
                 Claiborne Cnty., Poll. Control Rev. Bonds
                   (Middle South Energy, Inc.)
     10,455,000    Ser. C, 9 7/8s, 12/1/14                                     Ba1                11,114,606
      2,400,000    Ser. A, 9 1/2s, 12/1/13                                     Ba1                 2,545,632
      4,200,000  Perry Cnty., Poll. Control VRDN (Leaf River Forest),
                   3.7s, 10/1/12                                               P-1                 4,200,000
                                                                                              --------------
                                                                                                  17,860,238

Missouri (1.4%)
------------------------------------------------------------------------------------------------------------
      1,540,000  MO State Env. Impt. & Energy & Poll. Rev. Bonds
                   (Great Lakes Carbon Control), 6 3/4s, 9/1/02                B+/P                1,576,575
      8,705,000  MO State Env. Impt. & Energy Resource Auth.
                   Poll. Control Rev. Bonds, 5 1/4s, 12/1/08                   A1                  9,194,656
      6,775,000  MO State Hlth. & Edl. Fac. Auth. Rev. Bonds
                   (BJC Hlth. Syst.), Ser. A, 6 1/2s, 5/15/20                  Aa                  7,621,875
                                                                                              --------------
                                                                                                  18,393,106

Nebraska (0.3%)
------------------------------------------------------------------------------------------------------------
                 NE Investment Fin. Auth. Single Fam. Mtge. IFB
        900,000    Ser. B, GNMA Coll., 11.318s, 3/15/22                        Aaa                 1,006,875
      3,100,000    Ser. 2, GNMA Coll., 11.302s, 9/10/30                        Aaa                 3,510,750
                                                                                              --------------
                                                                                                   4,517,625

Nevada (0.9%)
------------------------------------------------------------------------------------------------------------
      8,500,000  Clark Cnty., Indl. Dev. Rev. Bonds
                   (Southwest Gas Corp.), Ser. A, 7.3s, 9/1/27                 Baa2                9,435,000
      3,000,000  Clark Cnty., Passenger Fac. Arpt. Rev. Bonds
                   (Las Vegas-McCarran Intl. Arpt.), Ser. A,
                   AMBAC, 6s, 7/1/22                                           Aaa                 3,195,000
                                                                                              --------------
                                                                                                  12,630,000

New Hampshire (0.8%)
------------------------------------------------------------------------------------------------------------
                 NH Higher Ed. & Hlth. Fac. Auth. Rev. Bonds
      2,830,000    (Havenwood-Heritage Heights), 9 3/4s, 12/1/19               AAA/P               3,169,600
      4,000,000    (1st Mtge.- Rivermead Peterborough),
                   8 1/2s, 7/1/24                                              B+/P                4,625,000
        555,000    (Riverwoods 1st. Mtge.-Exeter), 8s, 3/1/01                  BB/P                  567,893
      2,675,000    (Havenwood-Heritage Heights), 7.1s, 1/1/06                  BB/P                2,852,219
                                                                                              --------------
                                                                                                  11,214,712

New Jersey (3.2%)
------------------------------------------------------------------------------------------------------------
      3,000,000  NJ Econ. Dev. Auth. Indl. Dev. Rev. Bonds
                   (1st mtge.-Cranes Hill), Ser. A, 7s, 2/1/10                 BB-/P               3,285,000
      5,000,000  NJ Econ. Dev. Auth. Rev. Bonds (Newark Arpt.
                   Marriott Hotel), 7s, 10/1/14                                B+/P                5,437,500
                 NJ Hlth. Care Fac. Fin. Auth. Rev. Bonds
      3,000,000    (St. Elizabeth Hosp.), Ser. B, 8 1/4s, 7/1/20               Aaa                 3,326,250
      6,550,000    (Kimball Med. Ctr.), Ser. C, 8s, 7/1/13                     Baa3                7,229,563
      6,000,000    (Gen. Hosp. Ctr.-Passaic Inc.), FSA, 6 3/4s, 7/1/19         Aaa                 7,125,000
      4,000,000  NJ State Hsg. & Mtge. Fin. Agcy. IFB, Ser. I, 8.309s,
                   11/1/07 (acquired 2/11/93, cost $4,416,240) [DBL. DAGGER]   A+/P                4,365,000
      9,000,000  NJ State Tpk. Auth. Rev. Bonds, Ser. C, MBIA,
                   6 1/2s, 1/1/16                                              Aaa                10,642,500
      1,000,000  NJ State Tpk. Auth. VRDN, MBIA, Ser. C, 2.9s, 1/1/18          Aaa                 1,000,000
                                                                                              --------------
                                                                                                  42,410,813

New Mexico (0.5%)
------------------------------------------------------------------------------------------------------------
      6,160,000  Farmington, Poll. Control Rev. Bonds (Tucson Elec.
                   Pwr. Co., San Juan), Ser. A, 6.95s, 10/1/20                 B2                  6,968,500

New York (4.7%)
------------------------------------------------------------------------------------------------------------
                 NY City, G.O. Bonds
      2,760,000    Ser. F, 8 1/4s, 11/15/16                                    Aaa                 3,177,450
      6,500,000    Ser. H, 5s, 8/1/22                                          A3                  6,199,375
      3,000,000  NY City, Indl. Dev. Agcy. Rev. Bonds (Visay Paper Inc.),
                   7.95s, 1/1/28                                               BB-/P               3,517,500
                 NY City, Muni. Assistance Corp. Rev. Bonds
      5,000,000    (PA 337A), 8.2s, 7/1/07 (acquired 3/19/98,
                   cost $6,169,900) [DBL. DAGGER]                              Aa                  6,150,000
     10,000,000    Ser. L, 6s, 7/1/06                                          Aa2                11,075,000
      5,000,000  NY State Env. Fac. Corp. Poll. Control Rev. Bonds
                   (PA 198), 7.95s, 7/1/13 (acquired 10/22/97,
                   cost $6,012,500) [DBL. DAGGER]                              A-1+                6,250,000
      1,800,000  NY State Local Govt. Assistance Corp.
                   Rev. Bonds, Ser. D, 7s, 4/1/18                              Aaa                 2,018,250
     11,125,000  NY State Med. Care Fac. Fin. Agcy. Rev. Bonds,
                   Ser. A, AMBAC, FHA Insd., 6 1/2s, 8/15/29                   Aaa                12,738,125
      3,000,000  NY State Urban Dev. Corp. Rev. Bonds
                   (Correctional Cap. Fac.), FSA, 6 1/2s, 1/1/10               Aaa                 3,506,250
      7,000,000  Port Auth. NY & NJ Rev. Bonds (Delta Airlines, Inc.),
                   Ser. 1R, 6.95s, 6/1/08                                      Baa3                7,682,500
                                                                                              --------------
                                                                                                  62,314,450

North Carolina (2.0%)
------------------------------------------------------------------------------------------------------------
      3,000,000  NC Eastern Muni. Pwr. Agcy. Syst. IFB, FGIC, 7.987s,
                   1/1/25 (acquired 3/3/93, cost $3,116,820) [DBL. DAGGER]     Aaa                 3,727,500
                 NC Eastern Muni. Pwr. Agcy. Syst. Rev. Bonds
      5,250,000    AMBAC, 6s, 1/1/18                                           Aaa                 5,860,313
     10,000,000    Ser. B, MBIA, 6s, 1/1/22                                    Aaa                11,212,500
      6,000,000  NC Muni. Pwr. Agcy. IFB (No. 1, Catawba Elec.),
                   MBIA, 6.92s, 1/1/20                                         Aaa                 6,330,000
                                                                                              --------------
                                                                                                  27,130,313

Ohio (0.7%)
------------------------------------------------------------------------------------------------------------
      4,500,000  Dayton, Special Fac. Rev. Bonds
                   (Emery Air Freight Corp.), 12 1/2s, 10/1/09                 BBB-/P              4,823,595
      1,025,000  OH Hsg. Fin. Agcy. Single Fam. Mtge. Rev. Bonds,
                   Ser. B, GNMA Coll., 8 1/4s, 12/15/19                        AAA                 1,065,313
      2,955,000  OH Hsg. Finl. Agcy. Rev. Bonds, Ser. B-1, GNMA
                   Coll., 5.85s, 9/1/16                                        AAA                 3,124,913
                                                                                              --------------
                                                                                                   9,013,821

Oklahoma (0.4%)
------------------------------------------------------------------------------------------------------------
      4,505,000  Tulsa Muni. Arpt. Trust Rev. Bonds
                   (American Airlines, Inc.), 7 3/8s, 12/1/20                  Baa2                4,887,925

Oregon (0.9%)
------------------------------------------------------------------------------------------------------------
                 Washington Cnty., G.O. Bonds (Criminal Justice Fac.)
      5,870,000    6s, 12/1/11                                                 Aa1                 6,457,000
      5,535,000    6s, 12/1/10                                                 Aa1                 6,088,500
                                                                                              --------------
                                                                                                  12,545,500

Pennsylvania (4.6%)
------------------------------------------------------------------------------------------------------------
      4,115,000  Dauphin Cnty., Gen. Auth. Hosp. Rev. Bonds
                   (Northwest Med. Ctr.), 8 5/8s, 10/15/13                     BBB-                4,974,006
      1,180,000  Doylestown, Hosp. Auth. Rev. Bonds
                   (Doylestown Hosp. Pine Run), Ser. A, 7.2s, 7/1/23           AAA/P               1,358,475
      2,340,000  Greene Cnty., Hosp. Auth. Rev. Bonds
                   (Greene Cnty. Memorial Hosp.), 6 1/2s, 1/1/02               BBB-/P              2,352,613
      1,500,000  Lehigh Cnty., Indl. Dev. Auth. Poll. Control IFB
                   (Pennsylvania Pwr. & Light Co.), MBIA, 8.924s,
                   9/1/29 (acquired 6/20/95, cost $1,655,190) [DBL. DAGGER]    AAA/P               1,820,625
      7,815,000  McKeesport, Hosp. Auth. Rev. Bonds
                   (McKeesport Hosp.), 6 1/4s, 7/1/03                          Baa2                8,313,206
                 Montgomery Cnty., Higher Ed. & Hlth. Auth. Hosp.
                   Rev. Bonds (UTD Hosp.), Ser. B
      3,500,000    8 3/8s, 11/1/11                                             AAA                 3,801,875
      2,230,000    7 1/2s, 11/1/12                                             AAA                 2,349,863
        800,000  Montgomery Cnty., Higher Ed. & Hlth. Auth. VRDN
                   (Philadelphia Presbyterian Hosp.), 3.8s, 7/1/25             VMIG1                 800,000
      3,000,000  PA Econ. Dev. Fin. Auth. Rev. Bonds
                   (Northampton Generating), Ser. A, 6 1/2s, 1/1/13            BBB-                3,183,750
      4,000,000  PA State COP, Ser. A, AMBAC, 5s, 7/1/15                       Aaa                 3,930,000
                 PA State Econ. Dev. Fin. Auth. Resource
                   Recvy. Rev. Bonds
      4,000,000    (Clover), Ser. E, 8.05s, 12/1/15                            BB/P                4,615,000
      2,000,000    (Clover), Ser. D, 7.15s, 12/1/18                            BBB-                2,230,000
      4,250,000    (Northampton), Ser. B, 6 3/4s, 1/1/07                       BB+/P               4,653,750
      2,000,000  PA State Higher Ed. Assistance Agcy. IFB (Graduate
                   Hlth. Syst. Oblig.), Ser. B, MBIA, 11.092s, 3/1/20          Aaa                 2,280,000
      3,000,000  Philadelphia, Gas Works Rev. Bonds, Ser.
                   13, 7.7s, 6/15/21                                           Aaa                 3,367,500
      6,000,000  Philadelphia, Gas Works IFB, FSA, 6.482s, 8/1/21
                   (acquired 1/24/94, cost $5,621,520) [DBL. DAGGER]           Aaa                 5,947,500
      3,250,000  Philadelphia, Wtr. & Wastewtr. IFB, FGIC,
                   7.12s, 6/15/12                                              Aaa                 3,534,375
      1,800,000  Washington Cnty., Indl. Dev. Auth. 1st Mtge.
                   Rev. Bonds (AHF/Central States, Inc.),
                   10 1/4s, 11/1/19                                            B-/P                1,842,750
                                                                                              --------------
                                                                                                  61,355,288

Puerto Rico (2.1%)
------------------------------------------------------------------------------------------------------------
      4,180,000  Cmnwlth. of PR, Muni. Fin. Agcy. Rev. Bonds,
                   Ser. A, FSA, 6s, 7/1/11                                     Aaa                 4,712,950
      8,500,000  Cmnwlth. of PR, IFB, MBIA, 7.9197s, 7/1/24
                   (acquired 6/12/95, cost $8,912,500) [DBL. DAGGER]           Baa1                9,583,750
                 PR Elec. Pwr. Auth. Rev. Bonds
      5,935,000    Ser. S, MBIA, 7s, 7/1/06 #                                  Aaa                 6,995,881
      5,400,000    Ser. T, 6 3/8s, 7/1/24                                      Baa1                6,108,750
                                                                                              --------------
                                                                                                  27,401,331

South Carolina (2.5%)
------------------------------------------------------------------------------------------------------------
      8,500,000  Charleston Cnty., Indl. Dev. Rev. Bonds
                   (Hoover Group, Inc.), 8 1/2s, 11/1/02                       B/P                 8,925,000
      5,705,000  Florence Cnty., Indl. Dev. Auth. Rev. Bonds
                   (Stone Container Corp.), 7 3/8s, 2/1/07                     B+/P                6,211,319
                 Piedmont, Muni. Elec. Pwr. Agcy. Rev. Bonds, Ser. A
      3,775,000    FGIC, 6 1/2s, 1/1/16                                        Aaa                 4,421,469
        630,000    Refunded, FGIC, 6 1/2s, 1/1/16                              Aaa                   747,338
      8,000,000  Piedmont, Muni. Pwr. Agcy. Rev. Bonds
                   (Elec. Rev.), FGIC, 5s, 1/1/22                              Aaa                 7,740,000
      5,000,000  SC Jobs Econ. Dev. Auth. Rev. Bonds
                   (St. Francis Hosp.-Franciscan Sisters), 7s, 7/1/15          Baa1                5,475,000
                                                                                              --------------
                                                                                                  33,520,126

Tennessee (1.7%)
------------------------------------------------------------------------------------------------------------
      8,500,000  IVRC-Bristol TN Mem. Hosp. IFB, FGIC,
                   13.7298s, 2/28/14 (acquired 6/16/95,
                   cost $9,366,660) [DBL. DAGGER]                              Aaa                 9,010,000
      7,000,000  Knox Cnty., Hlth. Edl. & Hsg. Fac. Board Rev. Bonds
                   (Ft. Sanders Alliance), MBIA, 6 1/4s, 1/1/13                Aaa                 8,058,750
      4,930,000  Metropolitan Nashville & Davidson Cnty.,
                   Wtr. & Swr. Rev. Bonds, FGIC, 6 1/2s, 1/1/09                Aaa                 5,718,800
                                                                                              --------------
                                                                                                  22,787,550

Texas (5.6%)
------------------------------------------------------------------------------------------------------------
     10,000,000  Alliance, Arpt. Auth. Special Fac. Rev. Bonds
                   (American Airlines, Inc.), 7 1/2s, 12/1/29                  Baa2               10,862,500
      7,500,000  Dallas-Fort Worth, Intl. Arpt. Fac. Impt. Corp.
                   Rev. Bonds (American Airlines, Inc.),
                   7 1/4s, 11/1/30                                             Baa2                8,353,125
      8,335,000  Harris Cnty., Hlth. Fac. Rev. Bonds
                   (Hermann Mem. Hosp.), FSA, 5 1/2s, 6/1/11                   Aaa                 8,824,681
                 Houston, Wtr. & Swr. Syst. Rev. Bonds, Ser. C
     16,730,000    AMBAC, 6 3/8s, 12/1/17                                      Aaa                18,131,138
      1,070,000    Prerefunded, AMBAC, 6 3/8s, 12/1/17                         Aaa                 1,168,975
      2,900,000  Katy, Indpt. School Dist. VRDN, Ser. A, PSFG,
                   3 3/4s, 2/15/20                                             A-1+                2,900,000
                 North Central Hlth. Fac. Dev. Corp. IFB
      4,000,000    (Presbyterian Hlth. Care Syst.), Ser. C, MBIA,
                   9.425s, 6/15/21                                             Aaa                 4,740,000
      3,000,000    (Baylor Hlth. Care Syst.), Ser. B, 8.1s, 5/15/08            Aa2                 3,243,750
     10,000,000  Plano, Hlth. Fac. Dev. Rev. Bonds (TX Hlth.
                   Resources Syst..), Ser. C, MBIA, 5s, 2/15/22                Aaa                 9,700,000
                 Port Arthur Dist., Rev. Bonds
                   (Great Lakes Carbon Corp.)
      1,195,000    Ser. A, 6 3/4s, 9/1/02                                      B+/P                1,197,545
        350,000    Ser. B, 6 3/4s, 9/1/02                                      B+/P                  350,840
      5,500,000  Tarrant Cnty., Hlth. Fac. Dev. Corp. Hlth. Syst.,
                   Ser. A, 5s, 2/15/26                                         Aaa                 5,266,250
                                                                                              --------------
                                                                                                  74,738,804

Utah (0.4%)
------------------------------------------------------------------------------------------------------------
      4,750,000  Intermountain Pwr. Agcy. Rev. Bonds, Ser. B,
                   7 3/4s, 7/1/20                                              A1                  4,888,178

Virginia (0.5%)
------------------------------------------------------------------------------------------------------------
      3,900,000  Culpeper, Ind. Dev. Auth. Res. Care Fac. VRDN
                   (Baptist Homes), 3.7s, 11/1/17                              A-1+                3,900,000
      2,000,000  Fredericksburg, Indl. Dev. Auth. Hosp. Fac. IFB,
                   FGIC, 9.418s, 8/15/23                                       Aaa                 2,392,500
                                                                                              --------------
                                                                                                   6,292,500

Washington (1.0%)
------------------------------------------------------------------------------------------------------------
      1,895,000  Grant Cnty., Pub. Hosp. Dist. No. 1 Rev. Bonds
                   (Samaritan Hosp.), 9 1/4s, 9/1/10                           BBB/P               2,148,456
                 WA State Pub. Pwr. Supply Syst. Rev. Bonds
                   (Nuclear No. 3)
      5,000,000    Ser. B, MBIA, 7 1/8s, 7/1/16                                Aaa                 6,156,250
      5,000,000    Ser. A, FSA, 6s, 7/1/08                                     Aaa                 5,543,750
                                                                                              --------------
                                                                                                  13,848,456

West Virginia (0.7%)
------------------------------------------------------------------------------------------------------------
      3,600,000  WV State G.O. Bonds, Ser. D, FGIC, 6 1/2s, 11/1/26            Aaa                 4,252,500
      5,000,000  WV State Pkwy. Economic Dev. & Tourism Auth.
                   IFB, FGIC, 7.738s, 5/16/19                                  Aaa                 5,543,750
                                                                                              --------------
                                                                                                   9,796,250

Wisconsin (0.2%)
------------------------------------------------------------------------------------------------------------
      2,700,000  WI Hsg. & Econ. Dev. Auth. IFB
                   (Home Ownership Dev.), 10.057s, 10/25/22                    Aa3                 3,074,613
------------------------------------------------------------------------------------------------------------
                 Total Investments (cost $1,229,514,407) ***                                  $1,319,159,034
------------------------------------------------------------------------------------------------------------

*   Percentages indicated are based on net assets of $1,331,156,377.

** The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at March 31, 1998, for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at March 31, 1998. Securities rated by Putnam are indicated by "/P" and are not publicly rated.

    The table below shows the percentage of the fund's investment on March 31, 1998 in securities assigned to various rating categories by Moody's and Standard & Poor's and in unrated securities determined by Putnam Management to be of comparable quality.

                                                       Unrated securities
                           Rated securities          of comparable quality,
                          as a percentage of          as a percentage of
          Rating          fund's net assets            fund's net assets

          AAA/Aaa               33.8%                        1.4%
          AA/Aa                  4.8                          --
          A/A                   10.2                         0.3
          BBB/Baa               18.6                         1.9
          BB/Ba                  5.6                         8.8
          B/B                    1.5                        11.5
          Caa/CCC                 --                          --
          Ca/CC                   --                          --
          C                       --                          --
          D                       --                         0.3
          P-1/VMIGI              0.4                          --
                                ----                        ----
                                74.9%                       24.2%

    Ratings are not covered by the Report of independent accountants.


*** The aggregate identified cost on a tax basis is $1,229,537,362, resulting in gross unrealized appreciation and depreciation of $94,990,900 and $5,369,228, respectively, or net unrealized appreciation of $89,621,672.

+   Non-income-producing security.

[DBL. DAGGER] Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at March 31, 1998, was $57,941,625 or 4.4% of net assets.

# A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at March
    31, 1998.

    The rates shown on IFB, which are securities paying interest rates that vary inversely to changes in the market interest rates, and VRDNs are the current interest rates at March 31, 1998.

    The fund had the following industry group concentrations greater than 10% at March 31, 1998 (as a percentage of net assets):

       Utilities                14.4%
       Transportation           13.4
       Hospitals/Health Care    13.1

    The fund had the following insurance concentrations greater than 10% at March 31, 1998 (as a percentage of net assets):

       MBIA                     11.2%



-----------------------------------------------------------------------------------------
Futures Contracts Outstanding at March 31, 1998

                                             Aggregate Face   Expiration     Unrealized
                                Total Value       Value          Date       Appreciation
-----------------------------------------------------------------------------------------
Municipal Bond
Index (long)                    $58,310,000    58,246,219      12/20/98         $ 63,781
U.S. Treasury
Bonds (short)                    95,839,250    96,208,313      12/20/98           369,063
-----------------------------------------------------------------------------------------
                                                                                $432,844
-----------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.



Statement of assets and liabilities
March 31, 1998

Assets
---------------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $1,229,514,407) (Note 1)                                            $1,319,159,034
---------------------------------------------------------------------------------------------------
Interest and other receivables                                                           22,816,983
---------------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                                    2,267,023
---------------------------------------------------------------------------------------------------
Receivable for securities sold                                                              330,413
---------------------------------------------------------------------------------------------------
Total assets                                                                          1,344,573,453

Liabilities
---------------------------------------------------------------------------------------------------
Payable to subcustodian (Note 2)                                                          1,761,838
---------------------------------------------------------------------------------------------------
Payable for variation margin                                                                165,344
---------------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                     1,551,680
---------------------------------------------------------------------------------------------------
Payable for securities purchased                                                          6,124,495
---------------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                                  796,530
---------------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                              1,898,594
---------------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                                  130,234
---------------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                                21,506
---------------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                                  4,676
---------------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                                      886,821
---------------------------------------------------------------------------------------------------
Other accrued expenses                                                                       75,358
---------------------------------------------------------------------------------------------------
Total liabilities                                                                        13,417,076
---------------------------------------------------------------------------------------------------
Net assets                                                                           $1,331,156,377

Represented by
---------------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                      $1,287,951,196
---------------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                                   (83,412)
---------------------------------------------------------------------------------------------------
Accumulated net realized loss on investment (Note 1)                                    (46,788,878)
---------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                               90,077,471
---------------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                           $1,331,156,377

Computation of net asset value and offering price
---------------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($816,443,785 divided by 87,945,641 shares)                                                   $9.28
---------------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $9.28)*                                        $9.74
---------------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($499,594,395 divided by 53,862,401 shares)***                                                $9.28
---------------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($15,118,197 divided by 1,629,284 shares)                                                     $9.28
---------------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $9.28)**                                       $9.59
---------------------------------------------------------------------------------------------------

*   On single retail sales of less than $25,000.  On sales of $25,000 or more and on group sales the offering price is reduced.

**  On single retail sales of less than $50,000.  On sales of $50,000 or more and on group sales the offering price is reduced.

*** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.






Statement of operations
Year ended March 31, 1998

Tax exempt interest income:                                                           $ 83,556,438
--------------------------------------------------------------------------------------------------

Expenses:
--------------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                         7,584,939
--------------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                           1,371,175
--------------------------------------------------------------------------------------------------
Compensation of  Trustees (Note 2)                                                          41,743
--------------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                            19,289
--------------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                                    2,036,637
--------------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                                    4,156,812
--------------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                       66,597
--------------------------------------------------------------------------------------------------
Reports to shareholders                                                                     37,675
--------------------------------------------------------------------------------------------------
Registration fees                                                                               75
--------------------------------------------------------------------------------------------------
Auditing                                                                                    49,865
--------------------------------------------------------------------------------------------------
Legal                                                                                       68,688
--------------------------------------------------------------------------------------------------
Other                                                                                        8,467
--------------------------------------------------------------------------------------------------
Total expenses                                                                          15,441,962
--------------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                                (370,378)
--------------------------------------------------------------------------------------------------
Net expenses                                                                            15,071,584
--------------------------------------------------------------------------------------------------
Net investment income                                                                   68,484,854
--------------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                                       (16,490,642)
--------------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                                         (4,022,730)
--------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and
futures during the year                                                                 81,702,121
--------------------------------------------------------------------------------------------------
Net gain on investments                                                                 61,188,749
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                  $129,673,603
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.






Statement of changes in net assets

                                                                                                 Year ended March 31
                                                                                 ------------------------------------
                                                                                               1998               1997
----------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
----------------------------------------------------------------------------------------------------------------------
Operations:
----------------------------------------------------------------------------------------------------------------------
Net investment income                                                                $   68,484,854     $   72,706,997
----------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                                 (20,513,372)         1,570,079
----------------------------------------------------------------------------------------------------------------------
Net unrealized  appreciation (depreciation) of investments                               81,702,121         (9,991,065)
----------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                    129,673,603         64,286,011
----------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
----------------------------------------------------------------------------------------------------------------------
  From net investment income
    Class A                                                                             (45,766,249)       (47,379,439)
----------------------------------------------------------------------------------------------------------------------
    Class B                                                                             (23,212,036)       (24,747,071)
----------------------------------------------------------------------------------------------------------------------
    Class M                                                                                (690,043)          (540,669)
----------------------------------------------------------------------------------------------------------------------
Decrease from capital share transactions (Note 4)                                        (8,770,710)       (15,964,060)
----------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                                  51,234,565        (24,345,228)

Net assets
----------------------------------------------------------------------------------------------------------------------
Beginning of year                                                                     1,279,921,812      1,304,267,040
----------------------------------------------------------------------------------------------------------------------
End of year (including distributions in excess and
undistributed net investment income of $83,412
and $768,055, respectively)                                                          $1,331,156,377     $1,279,921,812
----------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------------------------


Per-share
operating performance                                                         Year ended March 31
------------------------------------------------------------------------------------------------------------------------------------
                                                     1998             1997             1996             1995             1994
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                 $8.87            $8.93            $8.74            $8.73            $9.12
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                 .50 (c)          .52              .52              .54              .55
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                            .42             (.06)             .19               --             (.34)
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment activities                                 .92              .46              .71              .54              .21
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                    (.51)            (.52)            (.52)            (.53)            (.54)
------------------------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                                      --               --               --               --               --
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                         --               --               --               --             (.01)
------------------------------------------------------------------------------------------------------------------------------------
In excess of net realized
gain on investments                                    --               --               --               --             (.05)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                  (.51)            (.52)            (.52)            (.53)            (.60)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                       $9.28            $8.87            $8.93            $8.74            $8.73
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                           10.54             5.24             8.31             6.55             2.15
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                   $816,444         $794,330         $821,500         $828,548         $852,281
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%) (b)                            .95              .96              .95              .95              .97
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                            5.43             5.80             5.86             6.28             5.73
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                              33.13            55.08            75.89            62.84            47.08
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio  of expenses to average net assets for the period ended
    March 31, 1996, and thereafter includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




Financial highlights
(For a share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                               For the period
Per-share                                                                                                     January 4, 1993+
operating performance                                        Year ended March 31                                  to March 31
------------------------------------------------------------------------------------------------------------------------------------
                                    1998             1997             1996             1995             1994             1993
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                $8.86            $8.92            $8.74            $8.73            $9.12            $8.95
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                .44 (c)          .46              .47              .48              .44              .10
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments           .43             (.06)             .18              .01             (.32)             .17
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment activities                .87              .40              .65              .49              .12              .27
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                   (.45)            (.46)            (.47)            (.48)            (.44)            (.10)
------------------------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                     --               --               --               --             (.01)              --
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                        --               --               --               --               --               --
------------------------------------------------------------------------------------------------------------------------------------
In excess of net realized
gain on investments                   --               --               --               --             (.06)              --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                 (.45)            (.46)            (.47)            (.48)            (.51)            (.10)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                      $9.28            $8.86            $8.92            $8.74            $8.73            $9.12
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)          10.00             4.61             7.55             5.94             1.52             3.05  *
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                  $499,594         $473,818         $474,374         $427,086         $369,006          $95,175
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%) (b)          1.55             1.56             1.54             1.55             1.54              .30  *
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)           4.83             5.19             5.25             5.66             5.02             1.21  *
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)             33.13            55.08            75.89            62.84            47.08            31.05
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio  of expenses to average net assets for the period ended
    March 31, 1996, and thereafter includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.






Financial highlights
(For a share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                               For the period
Per-share                                                                                                        Dec. 1, 1994+
operating performance                                                         Year ended March 31                 to March 31
------------------------------------------------------------------------------------------------------------------------------------
                                                                      1998             1997             1996             1995
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                  $8.86            $8.92            $8.75            $8.21
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                  .47 (c)          .49              .50              .16
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                             .43             (.06)             .17              .54
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment activities                                                  .90              .43              .67              .70
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                                     (.48)            (.49)            (.50)            (.16)
------------------------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                                                       --               --               --               --
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                          --               --               --               --
------------------------------------------------------------------------------------------------------------------------------------
In excess of net realized
gain on investments                                                     --               --               --               --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                   (.48)            (.49)            (.50)            (.16)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                        $9.28            $8.86            $8.92            $8.75
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                                            10.39             4.97             7.77             8.58 *
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                     $15,118          $11,773           $8,394           $1,224
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                                             1.20             1.21             1.18              .41 *
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                             5.16             5.51             5.45             1.78 *
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                               33.13            55.08            75.89            62.84
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio  of expenses to average net assets for the period ended
    March 31, 1996, and thereafter includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.





Notes to financial statements
March 31, 1998

Note 1
Significant accounting policies

Putnam Municipal Income Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks as high a level of current income exempt from federal income tax as Putnam Investment Management, Inc. ("Putnam Management"), the fund's manager, a wholly owned subsidiary of Putnam Investments, Inc., believes is consistent with the preservation of capital.

The fund offers class A, class B and class M shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front-end sales charge of 3.25% and pay an ongoing distribution fee that is lower than class B shares and higher than class A shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by a pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value, and other investments, including restricted securities, are stated at fair value following procedures approved by the Trustees.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the year ended March 31, 1998, the fund had no borrowings against the line of credit.

E) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At March 31, 1998, the fund had a capital loss carryover of approximately $31,622,000 available to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

  Loss Carryover           Expiration
  --------------       ------------------
   $11,838,000         September 30, 2003
    11,290,000         September 30, 2004
     8,494,000         September 30, 2006

F) Distributions to shareholders Income dividends are recorded daily by the fund and are distributed monthly. Capital gain distributions if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of realized and unrealized gains and losses on certain future contracts, post October loss deferral, defaulted bond interest, capital loss carryover and market discount. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended March 31, 1998, the fund reclassified $332,007 to decrease distributions in excess of net investment income and $277,692 to decrease paid-in-capital, with an increase to accumulated net realized loss of $54,315. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

G) Amortization of bond premium and accretion of bond discount Any premium resulting from the purchase of securities in excess of maturity value is amortized on a yield-to-maturity basis. Discounts on zero coupon bonds, original issue discount bonds and stepped-coupon bonds are accreted according to the yield-to-maturity basis.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of the fund's average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion, and 0.38% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

As part of the subcustodian contract between the subcustodian bank and PFTC, the subcustodian bank has a lien on the securities of the fund to the extent permitted by the fund's investment restrictions to cover any advances made by the subcustodian bank for the settlement of securities purchased by the fund. At March 31, 1998, the payable to the subcustodian bank represents the amount due for cash advance for the settlement of a security purchased.

For the year ended March 31, 1998, fund expenses were reduced by $370,378 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee of which $1,060 has been allocated to the fund and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees currently limit payment by the fund to an annual rate of 0.25%, 0.85% and 0.50% of the average net assets attributable to class A, class B and class M shares respectively.

For the year ended March 31, 1998, Putnam Mutual Funds Corp., acting as underwriter received net commissions of $108,675 and $2,534 from the sale of class A and class M shares, respectively and $832,012 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the year ended March 31, 1998, Putnam Mutual Funds Corp., acting as underwriter received $25,088 on class A redemptions.

Note 3
Purchases and sales of securities

During the year ended March 31, 1998, purchases and sales of investment securities other than short-term investments aggregated $476,359,926 and $425,040,460, respectively. There were no purchases and sales of U.S. government obligations. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Capital shares

At March 31, 1998, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                             Year ended
                                          March 31, 1998
------------------------------------------------------------
Class A                              Shares           Amount
------------------------------------------------------------
Shares sold                      17,898,236     $162,889,715
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                     2,585,700       23,695,620
------------------------------------------------------------
                                 20,483,936      186,585,335

Shares
repurchased                     (22,116,850)    (201,679,949)
------------------------------------------------------------
Net decrease                     (1,632,914)    $(15,094,614)
------------------------------------------------------------

                                            Year ended
                                          March 31, 1997
------------------------------------------------------------
Class A                              Shares           Amount
------------------------------------------------------------
Shares sold                      29,553,613     $262,293,616
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                     2,814,944       25,040,900
------------------------------------------------------------
                                 32,368,557      287,334,516

Shares
repurchased                     (34,810,212)    (309,150,139)
------------------------------------------------------------
Net decrease                     (2,441,655)    $(21,815,623)
------------------------------------------------------------

                                            Year ended
                                          March 31, 1998
------------------------------------------------------------
Class B                              Shares           Amount
------------------------------------------------------------
Shares sold                       9,153,987      $83,612,618
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                     1,469,260       13,450,939
------------------------------------------------------------
                                 10,623,247       97,063,557

Shares
repurchased                     (10,247,287)     (93,501,298)
------------------------------------------------------------
Net increase                        375,960       $3,562,259
------------------------------------------------------------

                                            Year ended
                                         March 31, 1997
------------------------------------------------------------
Class B                              Shares           Amount
------------------------------------------------------------
Shares sold                      13,127,756     $116,315,353
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                     1,569,930       13,950,500
------------------------------------------------------------
                                 14,697,686      130,265,853

Shares
repurchased                     (14,405,728)    (127,862,355)
------------------------------------------------------------
Net increase                        291,958       $2,403,498
------------------------------------------------------------

                                            Year ended
                                          March 31, 1998
------------------------------------------------------------
Class M                              Shares           Amount
------------------------------------------------------------
Shares sold                         617,335       $5,661,569
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                        60,078          550,866
------------------------------------------------------------
                                    677,413        6,212,435

Shares
repurchased                        (376,491)      (3,450,790)
------------------------------------------------------------
Net increase                        300,922       $2,761,645
------------------------------------------------------------

                                             Year ended
                                          March 31, 1997
------------------------------------------------------------
Class M                              Shares           Amount
------------------------------------------------------------
Shares sold                         648,726       $5,771,764
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                        49,736          442,780
------------------------------------------------------------
                                    698,462        6,214,544

Shares
repurchased                        (310,641)      (2,766,479)
------------------------------------------------------------
Net increase                        387,821       $3,448,065
------------------------------------------------------------

Federal tax information
(Unaudited)

The fund has designated 100% of dividends paid from net investment income during the fiscal year as tax exempt for Federal income tax purposes.

The Form 1099 you receive in January 1999 will show the tax status of all distributions paid to your account in calendar 1998.



Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS
Coopers & Lybrand L.L.P.

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
Donald S. Perkins
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

William J. Curtin
Vice President

Jerome J. Jacobs
Vice President

Blake E. Anderson
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Beverly Marcus
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Municipal Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. You can also learn more at Putnam Investments' website: http://www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution; are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other agency; and involve risk, including the possible loss of the principal amount invested.

[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

--------------------
Bulk Rate
U.S. Postage
PAID
Putnam
Investments
--------------------

AN040-42038  051/353/560   5/98